EXHIBIT 10.10


            AMENDMENT No. 7, dated as of December 31, 1997, to AMENDED AND RESTATED MANAGEMENT AGREEMENT dated as of March 3, 1992 (the "Agreement"), as previously amended by Amendments dated as of January 1, 1994, May 31, 1994, December 31, 1994, December 31, 1995, October 18, 1996 and January 1, 1997, among GAF Corporation ("GAF"), ISP Holdings Inc. ("ISP Holdings"), G-I Holdings Inc. ("G-I Holdings"), G Industries Corp. ("Industries"), Merick Inc. ("Merick"), GAF Fiberglass Corporation, formerly known as GAF Chemicals Corporation ("GFC"), GAF Building Materials Corporation ("Building Materials"), GAF Broadcasting Company, Inc. ("Broadcasting"), Building Materials Corporation of America ("BMCA"), U.S. Intec, Inc. ("USI"), and International Specialty Products Inc. (the "Company").

            WHEREAS, the Company and BMCA desire to allocate a portion of the management fee payable to the Company by BMCA to the provision of investment management services and to extend the term during which such services will be provided to BMCA by the Company;

            NOW, THEREFORE, the parties hereby amend the Agreement as follows:

            1. Section 1 of the Agreement is hereby amended, effective January 1, 1997, to add the following at the end thereof:

            "Notwithstanding the foregoing, the term (the "Investment Management Term") during which the Company shall provide investment management services to BMCA shall be the period of three years ending December 31, 1999; provided that BMCA or the Company may terminate the Investment Management Term as of the end of any calendar year, by giving at least 30 day's prior written notice to the other."

            2. Section 3 of the Agreement is amended, effective January 1, 1997, to read in its entirety as follows:

            "In consideration of the Company providing Services hereunder, (i) each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective annual rates: BMCA - $3,153,291; G-I Holdings - $500,000; ISP Holdings - $100,000; and

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            GFC - $281,216 and (ii) BMCA shall pay to the Company a fee for the
            Company's provision of investment management services ("Investment Management Fee") at the following annual rates:

            Year Ended                          Fee
            ----------                          ---

            December 31, 1997                   $1,500,000
            December 31, 1998                    1,575,000
            December 31, 1999                    1,653,750

            The Management Fee and the Investment Management
            Fee shall be payable quarterly in arrears."

            3. In all other respects, the Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

GAF CORPORATION                           INTERNATIONAL SPECIALTY
ISP HOLDINGS INC.                           PRODUCTS INC.
G-I HOLDINGS INC.
G INDUSTRIES CORP.
MERICK INC.
GAF FIBERGLASS CORPORATION                By: /s/ JAMES P. ROGERS
GAF BUILDING MATERIALS                       ------------------------------
  CORPORATION                                Name:  James P. Rogers
GAF BROADCASTING COMPANY, INC.               Title: Executive Vice President
BUILDING MATERIALS CORPORATION
  OF AMERICA
U.S. INTEC, INC.



By: /s/ JAMES P. ROGERS
   -----------------------------------
   Name:  James P. Rogers
   Title: Executive Vice President




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